EATON VANCE GLOBAL GROWTH FUND EATON VANCE GROWTH FUND Supplement to Prospectus dated January 1, 2006

1. All purchases of Class A shares of $1 million or more made on or after September 15, 2006, will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. In connection with such purchases, the principal underwriter will pay the investment dealer a sales commission equal to 1.00% of the purchase amount.

The following replaces the last row of the sales charge table and the related footnote in “Class A Front-End Sales Charge” under “Sales Charges ”:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

$1,000,000 or more	0.00**	0.00**	1.00%
** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

2. The two paragraphs under the sales charge table in “Class A Front-End Sales Charge” under “Sales Charges ” are deleted in their entirety.

3. The following replaces the second and third sentences in “Contingent Deferred Sales Charge” under “Sales Charges”:

Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.

4. The following changes apply to Eaton Vance Global Growth Fund only:

a. On July 28, 2006, shareholders of the Eaton Vance Global Growth Fund (“Fund”) and interestholders of the Global Growth Portfolio (“Portfolio”) approved a new investment advisory agreement between the Portfolio and Boston Management and Research (“BMR”) and a new investment sub-advisory agreement between BMR and Eagle Global Advisors, L.L.C. (“Eagle”). The Portfolio’s sole investment adviser is now BMR and BMR has delegated to Eagle the investment management of a portion of the Portfolio, which invests primarily in foreign securities. Under the terms of the new investment advisory agreement, the Portfolio will pay the same investment advisory fee as under its former investment advisory agreement, which is 0.75% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced.

Pursuant to the investment sub-advisory agreement, BMR pays Eagle a monthly sub-advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. The amount of the sub-advisory fee, including breakpoints, is based on that portion of the Portfolio sub-advised by Eagle. In addition, Eaton Vance Management, an affiliate of BMR and the manager of the Fund, has undertaken to reduce its management fee pursuant to a Management Fee Reduction Agreement by an amount equal to 0.125% of the average daily net assets of the Fund, preserving the economic benefit of the expense reduction in place during the term of the Fund’s interim investment advisory agreement.

Arieh Coll, Edward R. Allen, III and Thomas N. Hunt, III are the portfolio managers of the Portfolio (Mr. Coll since January 2004 and Messrs. Allen and Hunt since April 2006). Mr. Coll has been a Vice President of Eaton Vance and BMR for more than five years and manages other Eaton Vance equity portfolios. Messrs. Allen and Hunt are partners at Eagle, have been employed by Eagle for more than five years and manage another Eaton Vance portfolio.

Information about Eagle. Eagle is a limited liability company that has been an investment adviser registered with the SEC since it was founded in 1996. Eagle provides advisory services to institutional clients and high net worth individuals. As of December 31, 2005, Eagle’s assets under management totaled approximately $1.098 million. Eagle’s address is 5847 San Felipe, Suite 930, Houston, Texas 77057.

b. The last sentence of the third paragraph under “Investment Objectives & Principal Policies and Risks – Common Investment Practices” is deleted and replaced with the following:

As an alternative to holding foreign-traded securities, each Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities); such investments are not subject to the Growth Portfolio’s limitation on investing in foreign securities but are included in the approximately 40%-60% of the Fund’s total assets managed by Eagle.

September 13, 2006	GGFPS1